Other financial liability	12 Months Ended
Dec. 31, 2024
Disclosure Of Other Liabilities [Abstract]
Other financial liability
28.
Other financial liability

In November 2022, Yuchai Simlan received RMB 50.0 million from an investor for its 9.1% of shareholding in Yuchai Simlan. In February 2023, Yuchai Simlan received another RMB 20.0 million from two new investors for its 3.2% of shareholding in Yuchai Simlan. At the same time, Yuchai has granted a put option to these investors (non-controlling interest of its subsidiary company, Yuchai Simlan). These options may be exercised at cost plus agreed interests (based on a fixed interest rate) if certain conditions are not met by end of 2027. Accordingly, the Group recognized a financial liability based on the present value of the amount payable upon exercise of the put. A corresponding capital reserve was recognized (Note 20).